Prospectus Supplement                                       80863 2/02
dated February 8, 2002 to:

Putnam Technology Fund
Prospectuses dated May 30, 2001

The following sentence is added as the second sentence under the heading "Main Investment Strategies - Growth Stocks":

"Under normal circumstances, we invest at least 80% of the fund's net assets in stocks of companies that derive at least 50% of their assets, revenues or profits from the technology industries."

The third sentence under the heading "What are the fund's main investment strategies and related risks?" is deleted.

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The following sentence is added under the heading "What are the fund's investment strategies and related risks? - Derivatives":

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."

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The second paragraph and table under the heading "Who manages the fund"
is replaced with the following:

"Putnam Management's Specialty Growth Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio."

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The following paragraph is added as the second paragraph under "How does the fund price its shares?":

"From time to time, the fund may buy securities in private transactions exempt from registration under the securities laws. These investments are illiquid and may be difficult to sell and/or price and are subject to heightened risk because their issuers typically have limited product lines, operating histories and financial resources. There typically will not be a trading market for those securities from which the fund may readily ascertain a market value. Where market quotations are not readily available, the fund applies its fair value procedures to determine a price for the securities; in many cases, Putnam Management may be required to determine a fair value based solely on its own analysis of the investment."